SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 3, 2001
(Date of Earliest Event Reported)

VECTOR HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-17303	65-1021346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 NE 179th Street, Miami, FL		33179
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (305) 681-5191

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Share Exchange (the "Agreement") between Bestfoodonline.com Inc., a Florida corporation and Vector Holdings Corp., a Nevada corporation, hereinafter referred to either as the "Registrant" or the "Company"), Bestfoodonline.com Inc., ("BESTFOOD") was acquired in a Share Exchange by the Registrant on January 3, 2001. The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant, BESTFOOD and approved by the sole shareholder of BESTFOOD, Allen Weintraub.

Prior to the Agreement, Mr. Weintraub was the principal shareholder, president and chief executive office, owning of record and beneficially 714,286 shares of common stock, par value $.001 (the "Vector Shares") or 57% of the issued and outstanding Vector Shares. Mr. Weintraub was the control person of Registrant and BESTFOOD at the time of the negotiation and execution of the Agreement. In connection with the Agreement and prior to its execution, Registrant issued to Mr. Weintraub 2,000,000 shares of the 4,000,000 shares provided under the Agreement. At December 31, 2000, the Registrant had 3,252,666 shares issued and outstanding, which includes 2,000,000 Vector Shares issued to Mr. Weintraub as partial consideration under the Agreement prior to its execution. At such time Mr. Weintraub owned 2,714,286 Vector Shares or 83% of total Vector Shares issued and outstanding. Pursuant to the Agreement, the Registrant is to issue a total of 4,000,000 Vector Shares, which includes the 2,000,000 Vector Shares previously issued to Mr. Weintraub, in exchange for all of the issued and outstanding common stock of BESTFOOD. Following the Agreement, the Registrant shall have a total of 5,252,666 Vector Shares issued and outstanding, of which Mr. Weintraub shall own 4,714,286 Vector Shares or 89.7%.

At the time of the Agreement, the Registrant had no operations and revenues. Reference is made to the Registrant’s Annual Report on Form 10-KSB/A for the year ended December 31, 1999 filed with the Securities and Exchange Commission on November 8, 2000. The Registrant also filed its past due Quarterly Reports on Form 10-QSB for 1999 and 2000 for the purpose of again becoming current under the reporting requirements of the Securities Exchange Act of 1934.

A copy of the Agreement between Registrant, BESTFOOD and Mr. Weintraub is filed hereby as an exhibit to this Form 8-K and is incorporated in its entirety herein.

(b) The following table contains information regarding the shareholder ownership of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Vector Shares:

Name	Amount of Stock Beneficially owned (1)	Percent of Common Stock Beneficially Owned
Allen Weintraub, President, CEO	4,714,286	89.7%
120 NE 179th Street, Miami FL 33179
Karl Schumer, VP, Secretary	175,000	3.3%
120 NE 179th Street, Miami FL 33179
All directors and executive officers as a group (2 persons)	4,889,286	93%
(1) Based upon 5,252,666 outstanding shares of common stock.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The information provided in this current report on Form 8-K below refers to the business and operations of Bestfoodonline.com, Inc. and not to Vector Holdings Corporation unless stated or required by context.

(a) The consideration represented by the 4,000,000 Vector Shares issued in exchange for the acquisition of 40,000,000 BESTFOOD shares, representing all of the issued and outstanding common stock of BESTFOOD pursuant to the Agreement was negotiated between the Registrant and BESTFOOD, both under common control of Allen Weintraub. Prior to the Agreement, Allen Weintraub was the chief executive officer control shareholder and a director of the Registrant and of BESTFOOD, owning 100% of the issued and outstanding BESTFOOD shares of common stock. As a result, the negotiations between Registrant and BESTFOOD cannot be considered to be "arm’s-length". However, Mr. Weintraub did evaluate the merits and risks associated with BESTFOOD in evaluating BESTFOOD as a desirable acquisition candidate for Registrant. In entering into the Share Exchange Agreement, the Registrant used management discretion and what it believed is reasonable judgement. In addition, the Company used criteria such as value of the assets of the Registrant, Registrant’s lack of any business operations and value of the assets of BESTFOOD, the business operations of BESTFOOD, the business potential of BESTFOOD, and the benefit to the Registrant of such Share Exchange with a growing operating entity. The Registrant determined that the consideration for the share exchange was reasonable.

(b) The Registrant intends to continue the business operations conducted by BESTFOOD as described below.

Business

Bestfoodonline.com, Inc. ("BESTFOOD"), a Florida corporation, was founded in January 2000 as an online food store, marketing high quality specialty food. In July 2000, BESTFOOD acquired the assets including the clients of Distinguished Specialty Foods, Inc., a Florida corporation ("Distinguished"), which was formed in October 1998 with the purpose of conducting business as a wholesale food distributor of a wide variety of specialty food products principally to the hospitality industry. The hospitality industry includes, airlines, hotels, restaurants and resorts. We also distribute our products on a wholesale basis to certain supermarkets. BESTFOOD is headquartered at 120 NE 179th Street, Miami, FL and is a full-service wholesale food distributor. The description of the business of BESTFOOD includes the operations acquired in the transaction with Distinguished.

BESTFOOD believes that it is one of the growing regional wholesale food distributors in South Florida with distribution throughout the South Florida market to the Florida Keys, and to island resorts in the Bahamas and Caribbean. BESTFOOD supplies a wide selection of food products and our product list includes specialty food products such as caviar, foie gras, exotic meats, wild mushrooms and truffle products, imported spices, imported pastas and cheeses, imported olives and olive oils, imported chocolates and other specialty food products including Asian, Indian and Jamaican ethnic specialties. We deliver to more than 500 business customers principally in the hospitality industry. BESTFOOD offers its customers a dependable supply and prompt delivery of over 950 specialty food items at competitive prices. While a vast majority of our sales are to wholesale customers we are beginning to commence direct retail sales through our web site, www.bestfoodonline.com offering our full line of products.

Our management has pursued a strategy of increasing profitability by increasing sales to existing customers and attracting new customers. In addition, we have focused on cost control and on the logistics and distribution areas of our business, with the objective of enhancing profitability while offering lower prices and better service to wholesale and retail customers. See "Business Strategy."

Over the last two-year period, we have also increased our efficiency in product purchasing and pricing and in our logistics and distribution functions. As a result, we have increased sales and achieved net income in the last three-quarters of the year ended December 31, 2000. See "Purchasing" and "Product Pricing" in this Form 8-K.

Recent Developments

We believe a competitive advantage as a wholesale food distributor is our ability to provide an integrated, comprehensive food distribution service addressing the needs of our primary customer base in the hospitality industry and also service other wholesale companies with food departments. In November 2000, we started to use our web site with the domain name BESTFOODONLINE.COM to service our existing wholesale customers and to attract new wholesale and retail customers through our new online shopping and order system. We expect that our new online presence, which currently accounts for only a limited portion of our revenues, will open an additional valuable new sales channel to our present wholesale food distribution business and gives us a nation-wide online presents designed to offer superior shopping and order services to present and future customers. In fact, several of our wholesale customers in the Florida Keys and certain resort islands have taken advantage of the efficiencies of ordering online through our web site. See the disclosure under "Risk Factors" below.

For our online customers, we provide a user-friendly, highly functional virtual wholesale market with personalized shopping, delivery and customer services. Using our web site, our online customers will be able to increasingly enjoy a more productive specialty food shopping experience. Users of our web site can choose among a variety of shopping methods, access up-to-date product and pricing information.

Our objective is to substantially expand our online business activities and our online growth strategy includes the following:

Building a BESTFOODONLINE.COM Brand Identity and Awareness.

We intend to build brand identity through the functionality, quality, convenience and value of the online services we offer. We also intend to aggressively market our services through promotions and advertising, as a means to further establish brand-name recognition. We currently advertise in three magazines and rented two billboards along the Highway 95 in Miami, Florida.

Provide a Superior Shopping and Order Experience.

We are committed to providing our online users with a superior experience in all aspects of our services. Our shopping cart solution provides users with user-friendly, highly functional and cost-effective shopping tools, convenient delivery service options and a host of customer support and services designed to ensure our customers satisfaction.

Expand Into New Geographic Markets and Further Penetrate Existing Markets.

We plan to increase revenues and realize economies of scale by aggressively expanding into new metropolitan markets and increasing penetration in our existing markets. We believe that we can achieve competitive cost advantages in our target markets through the combination of warehouse facilities and our growing online presence.

As of December 31, 2000, we had approximately 20,000 monthly visits on our web site since its inception in November 2000. We expect to have increasing visits to our user friendly web site.

Business Strategy

BESTFOOD's primary business objective is to pursue growth opportunities that increase profitability and attract new customers while continuing to focus on cost control and on the logistics and distribution aspects of our business. This strategy is intended to enhance profitability while permitting us to offer competitive prices and better service to our customers. In addition, BESTFOOD intends to increase its sales generated from its online business operation, which complement our existing wholesale direct order food distribution operations. See "Recent Developments" above.

We are pursuing BESTFOOD’s goals of increasing our customer base and attracting new customers by

(i) providing products to our customers at very competitive prices,

(ii) assisting our wholesale customers in being able to quickly adapt to changes in consumer preferences and changes in the marketplace, and

(iii) offering our business customer a wide variety of support services typical of those offered by large food distributor chains to their customers. See the discussions under "Product Pricing" and "Purchasing" below. We provide our wholesale customers with the competitive advantages associated with large purchasing power and extensive support services similar to those of far larger wholesale food distributors, while providing each customer retains our regional focus and flexibility to respond to local demographics and market conditions.

Consolidation trends in the food distribution industry may present opportunities for strategic acquisitions by BESTFOOD. While we have no acquisitions planned at the present, our criteria for strategic acquisitions will be to pursue well-run, established wholesale food distributor operations with modern facilities and capacity to accommodate growth, that complement our existing operations, and that are able to achieve an appropriate return on our investment. BESTFOOD will also commit capital resources as appropriate to increase the efficiency and productivity of our distribution and logistics operations.

Purchasing

Our business strategy involves assisting our wholesale food customers in quickly adapting to changes in consumer preferences and changes in the marketplace so they remain competitive. We continually change and expand our product lines to enhance our product offerings to meet changing consumer demands.

BESTFOOD purchases specialty food products for resale to wholesale customers from approximately 10-12 importers and other suppliers in the United States. Therefore, we do not require any import licenses and we are not dependent on any single supplier to meet customers’ demands. We believe that our size enables us to purchase products at competitive prices. We monitor available pricing of our specialty food products on a continuous basis and use our buying power to secure products at the best terms available. See "Product Pricing."

We time our purchases of specialty food products from our suppliers, to the extend consistent with our growing demand, when prices are advantageous. In particular, we purchase sufficient quantities of certain staple items when offered at a discount, if justified, after giving effect to carrying costs. We utilize our working capital, loans from related parties and short term credit from suppliers to cover our inventory costs and do not have any long term debt.

Our wholesale food distribution service sells a wide variety of specialty food items such as caviar, foie gras, exotic meats, wild mushrooms and truffle products, imported spices, imported pastas and cheeses, imported olives and olive oils, imported chocolates and other specialty food products including Asian, Indian and Jamaican ethnic specialties. We deliver to more than 500 business customers principally in the hospitality industry including airlines, hotels and restaurants, supermarkets and resorts.

Inventories

Our procedure is to manage our inventory on a "just-in-time" basis and our inventory typically is approximately $90,000 to $100,000 at any given time. Our sales generally increase during the winter months as a result of increased tourism related to the hospitality industry in our market areas in South Florida, the Florida Keys and the resort islands. We remain committed to effective inventory management, which is an integral part of our business strategy. See "Purchasing" and "Order Processing and Distribution."

Order Processing and Distribution

BESTFOOD produces and distributes price lists with periodic updates including special pricing on select items indicating our wholesale prices to customers for each of our more than 950 specialty food products. Customer place orders either by telephone or via our web site "www.bestfoodonline.com" to our distribution facility in Miami, FL. In addition, our sales personnel uses telemarketing and e-mail to advise our wholesale food customers of periodic special prices and product offerings.

Deliveries are made by FedEx, DHL, and contract carriers and via trucks leased by us. We have currently leased 2 trucks of which one is a refrigerated truck. We do not own trucks at this time.

Our warehouse uses a computerized warehouse locator/inventory control system, which monitors product movement and provides efficiency in the handling, storage and retrieval of products.

Goods sold to customers are billed on a weekly basis with payment generally due the following week. We review customers' credit histories on an individual basis extend terms up to thirty days when appropriate.

Product Pricing

We use the "cost plus" method of pricing products sold to customers. Under the "cost plus" method of pricing, products are sold to the customer at landed vendor invoice cost. The customer is also charged a service fee and a delivery fee based upon the characteristics of the particular order. The fee structure includes incentives to encourage customers to increase their purchases from us and to order and accept merchandise for delivery more efficiently, thereby increasing our efficiency. Over the past two years, our "cost plus" pricing system, together with efficiencies in purchasing operations, have resulted in more competitively priced goods and have placed us in a stronger market position.

Customer Base and Principal Markets

We supply approximately 500 business customer in South Florida, the Florida Keys and resort islands. Our business customers include companies such as United Airlines, Walt Disney, Hyatt Hotels, Four Season Hotels, Marriott Hotels and Whole Food Supermarkets, among others. We are not dependent upon any single customer, and for the year ended December 31, 2000 no customer accounts for more than 10% of our sales.

We do not have nor do we require any supply agreements to secure our sources of specialty food products for resale to our customers. Our suppliers do not require any minimum purchase requirements by dollar or amount and category of goods and are subject to adjustments.

Competition

The wholesale food distribution industry is highly competitive. We believe that we have established a niche in the specialty food distribution market as a result of our expanded specialty food product lines and our ability to provide competitive pricing to wholesale customers. However, we face intense competition from national, regional and local specialty food distributors and retailers and must compete on the basis of price, quality, product lines, frequency and reliability of deliveries and the range and quality of services. Our principal service areas are South Florida, the Florida Keys and resorts in the Bahamas and the Caribbean. To the limited extent that we have an online retail presence, and also sell in volume, we compete somewhat with other volume food retailers that are far larger and better financed, such Costco and BJ's Wholesale, although such entities do not specialize in or carry most of the specialty food products that we offer.

We believe that we can compete successfully on the wholesale level while supporting the competitive expectations and efforts of our customer by offering a large selection of specialty food products at competitive prices and by continuing to provide to our customer a wide variety of support services such as our online ordering systems. In addition, we will continue to pursue opportunities like our online food business initiative, which became available to our existing and potential future customers including wholesale and retail, in November 2000. This complements our principal wholesale distribution business. We intend to pursue these strategies and to continue to improve operating efficiencies through our focus on distribution and logistics.

Employee Relations

Management believes that relations with its six full-time employees are excellent. In addition we have two full-time executive officers. We are not a party to any collective bargaining agreements, nor are we aware of any pending union petitions related to its employees.

Regulation

As a result of the fact that we do not import our specialty food products directly, we are not required to have any import licenses. However, as a distributor of food products, we are subject to federal, state and local laws and regulations governing the processing, purchase, handling, sale and transportation of our food products, and are subject to the jurisdiction of the Food and Drug Administration ("FDA"), the Interstate Commerce Commission ("ICC") and the United States Department of Agriculture ("USDA"). We believe that we are in material compliance with all FDA, ICC, USDA and other federal, state and local laws and regulations governing our business. We do not believe that we will be materially adversely effected by any changes, if any, in the laws and regulations applicable to our business.

Trademarks and Licenses

We do not own any registered trademarks or licenses.

Properties

We lease a 20,000 square feet warehouse facility for $7,985 a month. Our lease is for 3 years with an option for two additional years at our discretion. Our leased facility is well maintained and in good operating condition. We believe that our facility has adequate capacity to meet the demands of anticipated growth. Our strategy with respect to acquisition may include obtaining addition modern facilities with capacity for growth, as appropriate for the business acquired. See "Business Strategy."

Legal Proceedings

As reported in our Annual Report on Form 10-KSB/A for the year ended December 31, 1999, filed with the SEC on November 2, 2000, VECTOR is a party defendant to an action pending in the Circuit Court for the 4th Judicial Circuit, Duval County, FL. The action seeks $35,000 in legal fees related to VECTOR’s prior operations as a luxury automobile manufacturer. We believe that we have meritorious defenses to the pending action but cannot determine at this time with any certainty whether we will prevail on the merits but we do not believe that any adverse judgment would have a material adverse effect upon VECTOR. VECTOR has reserved as a current liability to sum of $35,000 in the event of an adverse judgment. VECTOR is also party to an arbitration, Dwight Yarde v. Vector Aeromotive, again related to prior operations, that was before 13th Judicial Circuit, Hillsborough County, FL. While we lost the arbitration and were ordered to pay Yardes' out-of-pocket expenses of approximately $76,000, a condition to such payment was the obligation of Yardes to return to us the Vector automobile. We understand that Yardes has sold the vehicle to a third party and as a result, we believe we have no further obligation to Yardes on this matter. In TNA Custom Auto Trim, Inc. v. Vector Aeromotive Corporation, a matter pending in the 4th Judicial Circuit, Duval County, FL, we are alleged to have breached a contract to provide plaintiff with interior design work to Vector automobiles. We have engaged counsel to defend this action, and settlement discussions have commenced. We do not believe that the action has merit. However, the outcome of this action cannot be determined at this time and it is possible that an adverse judgment could have a material adverse effect upon us.

We may in the future become party to legal actions in the ordinary course of our specialty food distribution business. We cannot predict the outcome of any legal actions that may be commenced in the future, if any. However, we believe that any outcome of any of these proceedings, or all of them combined, will not have a material adverse effect on our financial position or our existing specialty food distribution business.

Management

The sole executive officer of BESTFOOD is Allen Weintraub, who is also President and CEO of Vector Holdings Corp. Officer of BESTFOOD serve at the discretion of the Board of Directors of Vector and are elected at each annual meeting of the Board of Directors.

Allen Weintraub (35) has served as BESTFOOD’S President, CEO and director since our inception in October 1998. During the past five years, Mr. Weintraub has been engaged in the ownership and operation of a private real estate business, including rental properties and marinas in South Florida. From October 1998 to the present, Mr. Weintraub has owned and operated BESTFOOD. Mr. Allen Weintraub is also President, CEO, Director and controlling shareholder of the Registrant.

In addition, Karl Schumer serves as a director and officer of Vector. Reference is made to the Form 10-KSB filed on behalf of Vector as registrant on November 2, 2000. See Item 9, "Directors, Executive Officers, Promoters and Control Persons". Mr. Schumer is an attorney admitted to practice law in the State of Florida and has been engaged during the past five years in the private practice of law in Miami, FL.

Trading Symbol-No Trading Market

There has no active market for the shares of common stock of Vector Holdings Corporation, symbol of "VHLD" on the Pink Sheets, since the delisting of Registrant’s shares from the OTC:BB on April 6, 2000. The reason our shares were delisted from the OTC:BB was due to the fact that we were not current under the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). As of December 31, 2000 there were approximately 530 holders of record of Vector Holdings Corporation. There can be no assurance that any active trading market will commence or be sustained following the Agreement and registrant becoming current under the Exchange Act. Upon completion of this Agreement with BESTFOOD, Vector Holdings Corporation intends to seek to have its shares again become available for quotation on the OTC:BB.

RISK FACTORS

LOW MARGIN BUSINESS, INCREASING COMPETITION AND MARGIN PRESSURE

The wholesale food distribution industry in which BESTFOOD operates is typically characterized by low profit margins. As a result, BESTFOOD's results of operations are sensitive to, and may be materially adversely impacted by, among other things, competitive pricing pressures, vendor selling programs, increasing interest rates and food price deflation. Notwithstanding the fact that BESTFOOD operates in a segment of the general wholesale food distribution business involving the distribution of generally higher priced specialty foods, which generally are associated with somewhat higher profit margins, there can be no assurance that one or more of such factors will not have a material adverse affect on BESTFOOD's business, financial condition or results of operations. See the discussion under "Risk Factor-Competition" below.

The wholesale food distribution industry is undergoing a change as producers, manufacturers, distributors and retailers seek to lower costs and increase services in an increasingly competitive environment. While the over-all wholesale food distribution industry is confronting a relatively static demand, resulting in increasing pressure on the industry's already low profit margins, to date there has been less impact on the specialty food distribution market. Nevertheless, in response to these changes, BESTFOOD is pursuing a multi-faceted strategy that includes various cost savings and value-added initiatives, including increasing product lines of specialty foods, offering "online" services for both wholesale and retail customers, and potential growth through strategic acquisitions and alliances. BESTFOOD believes that its ultimate success will depend on its ability to pursue and execute these strategic initiatives, continue efforts in reducing costs and enhancing operating margins. Any significant delay or failure in the implementation of these strategic initiatives could result in diminished sales and operating margins or failure to sustain growth a present levels. No assurance can be given that BESTFOOD's strategic initiatives, if implemented, will result in continued increased sales or enhanced profit margins.

SIGNIFICANT FLUCTUATIONS IN QUARTERLY OPERATING RESULTS

BESTFOOD may experience significant fluctuations in future quarterly operating results from a number of factors, including (i) the timing and nature of expansion efforts in both new and existing markets, (ii) the introduction of new products or services and the market response to those introductions, (iii) the timing and nature of sales transactions for online services and other products and services, (iv) relationships with our customers, (v) seasonal trends, (vi) changes in pricing policies or service offerings, (vii) changes in the level of marketing and other operating expenses to support future growth, (viii) competitive factors and (ix) general economic conditions. Consequently, quarterly revenues and operating results may fluctuate significantly, and BESTFOOD believes that period-to-period comparisons of results will not necessarily be meaningful and should not be relied upon as an indication of future performance. It should be further noted that South Florida and the Florida Keys, as well as the resort islands experience higher levels of tourism during the winter months and as a result the demand for specialty food products by our customers in the hospitality industry also tends to be higher during the winter months.

LIMITED OPERATING HISTORY

BESTFOOD has a limited operating history. Although BESTFOOD through its predecessor, Distinguished Specialty Foods, was founded in October 1998, most of BESTFOOD's growth has occurred during the year 2000. Given the development, marketing and other expenditures relating to BESTFOOD's planned expansion program, among other factors, and notwithstanding our limited history of net income, BESTFOOD may nevertheless incur losses in the future. To be able to operate profitably in the foreseeable future, BESTFOOD must accomplish some of the following objectives: (i) increase sales volume by adding new wholesale and retail customers, including customers beyond the growing hospitality market, retaining existing customers and increasing online usage and sale, (ii) successfully acquire market share in the online wholesale distribution business, (iii) develop and realize additional revenue sources, such as additional advertising on its web site and (iv) reduce costs of fulfillment. There can be no assurance that BESTFOOD will be successful in meeting any or all of these objectives or that BESTFOOD will be able to achieve or sustain profitability and continued growth in sales.

ACQUISITION STRATEGY

Partly in response to changes in the wholesale food distribution industry discussed above, BESTFOOD may pursue a strategy of growth through acquisitions in the wholesale food distribution market both within its existing South Florida market and beyond. The Company intends to continue to pursue strategic acquisition opportunities in both its existing and new geographic markets. In pursuing an acquisition strategy, BESTFOOD faces risks commonly encountered with growth through acquisitions, including completed acquisitions. These risks include, but are not limited to, incurring significantly higher than anticipated capital expenditures and operating expenses, failing to assimilate the operations and personnel of acquired businesses, failing to install and integrate all necessary systems and controls, loss of customers because of declines in quality of service, entering markets in which BESTFOOD has no or only limited experience, disrupting BESTFOOD's ongoing business and straining BESTFOOD's management resources. Realization of the anticipated benefits of a strategic acquisition may take several years or may not occur at all. BESTFOOD's acquisition strategy may place a significant strain on the Company's management, operational, financial and other resources. The success of the BESTFOOD's acquisition strategy will depend on many factors, including our ability to (i) identify suitable acquisition opportunities, (ii) successfully negotiate acquisitions at valuations that will provide satisfactory returns on invested capital, (iii) successfully integrate acquired operations quickly and effectively in order to realize operating synergies, and (iv) obtain necessary financing, if necessary, on satisfactory terms. There can be no assurance that BESTFOOD will be able to successfully execute and manage its acquisition strategy, and any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

COMPETITION

The wholesale food distribution industry is highly competitive. While we believe that we have established a niche in the specialty food distribution market as a result of our expanded specialty food product lines and our ability to provide competitive pricing to wholesale customers, BESTFOOD faces competition from national, regional and local wholesale food distributors on the basis of price, quality, breadth and availability of products offered, strength of private label brands offered, schedules and reliability of deliveries and the range and quality of services provided. Many of BESTFOOD's competitors are larger and have substantially greater resources than BESTFOOD. In addition, BESTFOOD believes that this competition will intensify. In addition, consolidation in the industry, heightened competition among BESTFOOD's suppliers, new entrants and trends toward vertical integration could create additional competitive pressures that reduce margins and adversely affect BESTFOOD's business, financial condition and results of operations. There can be no assurance that BESTFOOD will be able to continue to compete effectively in its industry. Our principal service areas are South Florida, the Florida Keys and resorts in the Bahamas and the Caribbean. To the limited extent that we have an online retail presence, and also sell in volume, we compete somewhat the volume food retailers that are far larger and better financed such Costco and BJ's Wholesale, although such entities do not specialize in or carry most of the specialty food products that we offer.

DEPENDENCE ON MANAGEMENT

BESTFOOD depends on the services of its chief executive officer, Allen Weintraub, for the management of BESTFOOD. The loss or interruption of the continued full-time services of this executive officer could have a material adverse effect on BESTFOOD and the Registrant and there can be no assurance that BESTFOOD will be able to find a replacement with equivalent skills or experience at acceptable salaries. BESTFOOD does not have an employment contract with its executive officer. BESTFOOD does not have key man life insurance on the life of Allen Weintraub.

RISK OF ENVIRONMENTAL LIABILITY

BESTFOOD, like other food distribution businesses, is subject to increasingly stringent federal, state and local laws, regulations and ordinances that (i) govern activities or operations that may have adverse environmental effects, such as discharges to air and water, as well as handling and disposal practices for solid and hazardous wastes and (ii) impose liability for the costs of cleaning up, and certain damages resulting from, sites of past spills, disposals or other releases of hazardous materials (together, "Environmental Laws"). In particular, under applicable Environmental Laws, BESTFOOD may be responsible for remediation of environmental conditions and may be subject to associated liabilities (including liabilities resulting from lawsuits brought by private litigants) relating to its facilities and the land on which its facilities are situated, regardless of whether BESTFOOD leases or owns the facilities or land in question and regardless of whether such environmental conditions were created by BESTFOOD or by a prior owner or tenant of such facilities. Although BESTFOOD intends to conduct a limited environmental review prior to acquiring or leasing any new facilities, to evaluate any potential environmental impact, there can be no assurance that known or unknown environmental conditions relating to prior, existing or future facility sites or the activities of BESTFOOD or any predecessor will not have a material adverse effect on BESTFOOD and the registrant. It is difficult to predict future environmental costs as the costs of environmental compliance vary significantly depending on the extent, source and location of the contamination, geological and hydrological conditions, available reimbursement by state agencies, the enforcement policies of regulatory agencies and other factors.

ADVERSE PUBLICITY AND PRODUCT LIABILITY

The wholesale food distribution industry entails an inherent risk of liability related to its products and services, product recall and resultant adverse publicity. There can be no assurance that such claims will not be asserted against BESTFOOD or that BESTFOOD will not be obligated to perform such a recall in the future. While BESTFOOD as a general practice receives indemnification guarantees from its suppliers whereby the supplier agrees to indemnify BESTFOOD from such claims and obligations, there can be no assurance that such indemnification will be sufficient or that such claims or obligations will not create adverse publicity that will have a material adverse effect on BESTFOOD's ability to successfully market its services and products and on BESTFOOD's business, financial condition and results of operations.

DEVELOPING MARKET; FUTURE RELIANCE ON THE INTERNET

The market for online commerce is rapidly evolving. As is typical for new and rapidly evolving industries, demand and market acceptance for recently introduced services and products offered in online commerce are subject to a high level of uncertainty. BESTFOOD's success will also depend on the willingness of consumers to increase their use of online services as a method to buy and order goods and other products and services, such as our specialty food products. The Internet has experienced, and is expected to continue to experience, substantial growth in the number of users and amount of traffic, resulting in some cases in substantial delays for users. The Internet could lose its viability due to delays in the development or adoption of new standards and protocols to handle increased levels of Internet activity, or due to increased governmental regulation. There can be no assurance that the infrastructure (e.g., reliable network backbone) or complementary services (e.g., secure transaction processing) necessary to make the Internet a viable commercial marketplace will develop, or, if developed, that the Internet will become a viable commercial marketplace for the specialty food products and offered or to be offered by BESTFOOD through the Internet. If the necessary infrastructure or complementary services are not developed, or if the Internet does not become a viable commercial marketplace, BESTFOOD's specialty food distribution business and its results of operations or financial condition could be materially and adversely affected.

RISK OF SYSTEMS DISRUPTION

BESTFOOD's information and computer systems could be vulnerable to, among other factors, disruptions caused by system failures, power losses, communication problems or natural disasters. In addition, BESTFOOD's services may be vulnerable to break-ins and similar disruptive problems. Further, weaknesses in communications media, such as the Internet, may compromise the security of confidential electronic information exchanged with other businesses. Disruptions of service or security breaches could cause losses to BESTFOOD, reduce customer satisfaction in BESTFOOD's services or otherwise have a material adverse effect on BESTFOOD's business, results of operations or financial condition. To date, BESTFOOD has not experienced material disruptions of services or security breaches. However, there can be no assurance that such problems will not occur in the future.

RAPID TECHNOLOGICAL CHANGE, RISKS ASSOCIATED WITH NEW PRODUCTS AND SERVICES

Online commerce is characterized by rapidly changing technology. BESTFOOD's software and systems require continual improvement in order to meet the growing demand by BESTFOOD's wholesale and retail customers for new features and capabilities. BESTFOOD's future success will partly depend upon its ability to introduce new specialty food products and services and to add new features and enhancements to its web site that keep pace with technological and market developments. The development of new services and products and the enhancement of existing services and products entails significant technical risks as well as costs. There can be no assurance that BESTFOOD will be successful in (i) maintaining and improving its software, computer systems and web site, (ii) effectively using new technologies, (iii) adapting its services and products to emerging industry standards or (iv) developing, introducing and marketing service and product enhancements or new services and products. Furthermore there can be no assurance that BESTFOOD will not experience difficulties that could delay or prevent the successful development, introduction or marketing of these services and products, or that its new service and product enhancements will adequately meet the requirements of the marketplace and achieve market acceptance. If BESTFOOD is unable, for technical or other reasons, to develop its online specialty food distribution business activities and introduce new services and products or enhancements of existing services and products in a timely manner in response to changing market conditions or customer requirements, or if new services and products do not achieve market acceptance, BESTFOOD's business, results of operations or financial condition could be materially and adversely affected.

REGULATION AND PRIVACY ISSUES

The online services industry is relatively new and rapidly changing, and federal and state regulation relating to the Internet and online services is evolving. BESTFOOD is aware of certain industry requests of the Federal Communications Commission (the "FCC") to review the impact of Internet usage on U.S. telecommunications service providers, in particular, the generally lower cost structure for data transmission versus voice transmission. FCC regulatory review and rulemaking could result in new regulation of the Internet and online industry changes in current rules governing telecommunications or both. In turn, this could result in increased telecommunications costs for the Internet and online industry. These or other regulatory initiatives could have a material adverse effect on BESTFOOD's specialty food distribution business, results of operation or financial condition, especially BESTFOOD’s efforts to build a significant retail online customer base.

There has been a growing concern about privacy and the collection, distribution and use of information about individuals and businesses, and BESTFOOD may be subject to various federal and state regulations concerning such activities. Although BESTFOOD's compliance with such federal and state regulations has not had a material adverse effect on BESTFOOD, no assurance can be given that additional federal or state laws or regulations (including antitrust and consumer privacy laws) will not be enacted or applied to BESTFOOD or certain of its customers, in particular, users of e-commerce and online services. Any such guidelines, laws or regulations could adversely affect the ability of BESTFOOD to collect, distribute or use customer information, or could otherwise have a material adverse effect on BESTFOOD's online specialty food distribution business, results of operations or financial condition. BESTFOOD has adopted policies to address certain privacy concerns, including restricting access to its database, limiting the type of information that BESTFOOD provides to third parties, requiring each employee to sign a nondisclosure and confidentiality agreement, and implementing data security systems at BESTFOOD's computer and data center. However, there can be no assurance that such policies and arrangements will be effective, and to the extent that they are not effective, BESTFOOD's business, results of operations or financial condition could be materially and adversely affected.

NEED FOR ADDITIONAL CAPITAL

BESTFOOD, as a wholly-owned subsidiary of the Registrant, may need to procure additional financing from time-to-time, the amount and timing of which will depend on a number of factors including the pace of expansion of BESTFOOD's markets and customer base, the nature of the services offered, future purchasing requirements from suppliers that may alter BESTFOOD’s just-in-time purchasing practice, new sales and marketing efforts and the cash flow generated by its operations. BESTFOOD cannot predict the extent to which it will require additional financing. There can be no assurance regarding the availability or terms of additional financing the Registrant may be able to procure over time. Any future debt financing or the authorization and issuance of preferred stock by the Registrant would be senior to the rights of the holders of presently issued and outstanding VECTOR Shares of Common Stock, and any future issuance of Common Stock would result in the dilution of the then existing stockholders' proportionate equity interests in the Registrant.

OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

After consummation of the Share Exchange Agreement, Mr. Allen Weintraub and Karl Schumer, the Registrant’s senior executive officers, will beneficially own approximately 93% of the outstanding shares of Common Stock and therefore will be able to elect all directors, who in turn have the right to designate the officers of the Registrant. By virtue of such control such stockholders will have substantial influence over fundamental corporate transactions (such as certain mergers and sales of assets) requiring stockholder approval.

SHARES ELIGIBLE FOR FUTURE SALE

Sales of a substantial number of unregistered shares of Common Stock in the public market after certain holding periods could adversely affect the market price of Common Stock of the Registrant. Upon the expiration of such holding periods, pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act"), such shareholders may sell such shares without registration, subject to certain limitations, including limitations on volume of sales, and the requirement to file Form 144 under the Act. If such stockholders should sell or otherwise dispose of a substantial amount of Common Stock in the public market, the prevailing market price for the Common Stock could be adversely affected.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE

The Certificate of Incorporation of the Registrant authorizes the issuance of a maximum of 600,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the Company's then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

NO CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES

There is currently no established public trading market for the securities of the Company although the symbol on the Pink Sheets is "VHLD". No assurance can be given that an active trading market in the Company's securities will develop or, if developed, that such trading market will be sustained. The Company’s shares were quoted on the OTC:BB until delisting on April 6, 2000 because the Company was not current in its reporting requirements under the Exchange Act. The Company’s shares were traded on the OTC:BB prior to the delisting of its shares and the Company intends to again apply for admission to quotation of its securities on the OTC:BB. It may be that we will be required to clear comments, if any, from the SEC prior to our shares again being traded on the OTC:BB. There can be no assurance whether the SEC will have any comments regarding the disclosure in this Form 8-K or in registrant’s Forms 10-QSB and Form 10-KSB previously filed. Various factors, such as the Company's operating results, changes in laws, rules or regulations, general market fluctuations and other factors may have a significant impact on the market price of the Company's securities if and when a trading market commences. The market price for the securities of public companies often experience wide fluctuations which are not necessarily related to the operating performance of such public companies such as high interest rates or impact of overseas markets.

PENNY STOCK REGULATION

Upon commencement of trading in the Company's stock, if such occurs (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains certain forward-looking statements, including statements regarding (i) anticipated changes in the Company's business, (ii) future plans regarding the specialty food business and online operations, and (iii) the Company's strategic initiatives. Such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. Such statements are subject to certain risks and uncertainties, including those discussed below, which could cause actual results to differ materially from those that are expressed or implied from such forward-looking statements. These forward-looking statements speak only as of the date hereof. All of these forward-looking statements are based on estimates and assumptions made by management of the Company, which although believed to be reasonable, are inherently uncertain and difficult to predict; therefore, undue reliance should not be placed upon such forward-looking statements. As a result, no assurance is given that future results expressed or implied from such forward-looking statements will be achieved.

The following important factors, among others, in addition to the information described under Risk Factors, could cause the Company not to achieve expressed or implied by forward-looking statements contained herein or otherwise cause the Company's results of operations to be adversely affected in future periods (i) continued or increased competitive pressures from existing competitors and new entrants to the specialty food distribution business, (ii) unanticipated costs related to the implementation of the Company's growth and operating strategies, (iii) loss of Allen Weintraub as the key member of management, (iv) inability to negotiate favorable terms with customers and suppliers, (v) increases in interest rates or the Company's cost of borrowing, if any, (vi) inability of the Company to achieve its cost savings initiatives, to achieve synergies from acquisitions and/or to strengthen its customer base, (vii) deterioration in general or regional economic conditions, which have an impact of the specialty food market, (viii) adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations, (ix) adverse determinations in connection with potential future litigation or other material claims and judgments against the Company, (x) inability to achieve future sales levels or other operating results that support the Company's cost savings initiatives, and (xi) the unavailability of funds for capital expenditures.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS

(a) No financial statements are filed herewith. The Registrant shall file the financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

(b) Exhibits

2.1 Agreement and Plan of Share Exchange

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vector Holdings Corporation
By /s/ Allen Weintraub
President, Chief Executive Officer
Date: January 17, 2001

Exhibit 2.1

Agreement and Plan of Share Exchange

This Agreement and Plan of Share Exchange (the "Agreement"), dated as of January 3, 2001, is entered into by and among VECTOR HOLDINGS CORPORATION, a Nevada corporation ("VECTOR") and BESTFOODONLINE.COM, INC. a Florida corporation ("BESTFOOD") and Allen Weintraub, a resident of the State of Florida and the principal executive officer, sole director and control person of BESTFOOD (the "Stockholder").

WHEREAS, Stockholder is the owner of 100% of the issued and outstanding shares of capital stock of BESTFOOD (the "BESTFOOD Shares"); and

WHEREAS, BESTFOOD is engaged in the wholesale distribution and sale of specialty food products to hotels, restaurants and specialty stores, and the online distribution and sale of specialty foods including caviar, pasta, spices, exotic meats, cheeses, olives and other specialty products (the "Business"); and

WHEREAS, the Boards of Directors of VECTOR and BESTFOOD deem it advisable and in the best interests of each corporation and their respective stockholders and the Stockholder agrees that VECTOR and BESTFOOD combine in a share exchange in order to advance their long-term business interests on the terms and conditions hereinafter set forth; and

WHEREAS, it is intended that the share exchange between VECTOR and BESTFOOD be effected (as defined below) with BESTFOOD surviving as a wholly owned subsidiary of VECTOR and such Share Exchange be treated for Federal income tax purposes as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW THEREFORE, in consideration of the mutual promises and covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I

The Share Exchange

1.01 The Share Exchange. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), VECTOR shall cause to be issued to the Stockholder, in consideration for the transfer of the certificates of all issued and outstanding BESTFOOD Shares an aggregate of 4,000,000 shares of common stock of VECTOR (the "VECTOR Shares"), of which 2,000,000 VECTOR Shares have been issued prior to the execution and delivery of this Agreement. All certificates evidencing the VECTOR Shares shall be issued with an appropriate restrictive legend reflecting that the certificates have not been registered under the Securities Act of 1933, as amended (the "Act").

1.02 Effective Time of the Share Exchange. Upon execution and delivery by the parties of this Agreement:

(a) all of the certificates evidencing the BESTFOOD Shares shall be transferred together with stock powers to VECTOR and VECTOR shall instruct its transfer agent to issued the 4,000,000 VECTOR Shares in denominations and names in accordance with written instructions delivered at the Effective Time by the Stockholder;

(b) the Articles of Incorporation and by-laws of BESTFOOD shall continue to be the Articles of Incorporation of BESTFOOD.

(c) Directors and Officers. The directors and officers of BESTFOOD shall continue in their respective duties and the BESTFOOD directors shall continue to hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided by law.

1.03 Conversion of BESTFOOD Shares. At the Effective Time, by virtue of the share exchange and without any action on the part of the VECTOR or BESTFOOD or the Stockholder, the 40,000,000 issued and outstanding BESTFOOD Shares immediately prior to the Effective Time, shall be converted into the right to receive VECTOR Shares, par value $.001 per share The VECTOR Shares will not have not been registered under the Act, and will be issued pursuant to the exemption afforded under Section 4(2) of the Act and the rules and regulations promulgated thereunder. At the Effective Time all outstanding BESTFOOD Shares shall be transferred to VECTOR, and BESTFOOD shall become a wholly-owned subsidiary of VECTOR.

1.04 Stock Certificates. At or following the Effective Time, each holder of an outstanding certificate or certificates representing BESTFOOD Shares shall surrender the same with stock powers to VECTOR and VECTOR shall, in exchange therefor, cause to be issued to the holder of such certificate(s) a new certificate representing VECTOR Shares, and the surrendered certificate(s) representing BESTFOOD Shares shall be transferred of record to VECTOR. Until so surrendered and exchanged, each such certificate shall represent solely the right to receive the consideration described hereinabove, without interest.

Article II

Closing

2.01 Time and Place of Closing. The transactions contemplated by this Agreement shall be consummated at the offices of VECTOR upon the execution and delivery of this Agreement. The time and place at which the transactions contemplated hereby are consummated is hereinafter referred to as the "Closing".

2.02 Deliveries at Closing. At the Closing:

(a) Stockholder shall deliver one or more certificates evidencing the BESTFOOD Shares, duly endorsed for transfer to VECTOR, with stock powers bearing signature medallion guaranteed thereon;

(b) VECTOR shall pay as total consideration for this Agreement 4,000,000 VECTOR Shares described in Section 1 above, of which 2,000,000 Shares were delivered prior to the execution of this Agreement;

Article III

Representation and Warranties of Stockholder and BESTFOOD

Stockholder and BESTFOOD, jointly and severally, represent and warrant to VECTOR as follows:

3.01 Legal Capacity of Stockholder and BESTFOOD

(a) Stockholder and BESTFOOD each has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Stockholder and BESTFOOD each has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by Stockholder and BESTFOOD, and the consummation of the transactions contemplated hereby, do not violate or conflict with (i) any material terms of any organizational document or any instrument, contractual restriction or commitment of any kind or character to which Stockholder or BESTFOOD is a party or by which either of them is bound, or (ii) any requirement of law or any judgment, decree or order of any governmental or regulatory authority to which Stockholder or BESTFOOD is subject or by which Stockholder or BESTFOOD or any of their respective assets or properties is bound.

(c) This Agreement has been duly and validly executed by Stockholder and BESTFOOD, and constitutes a valid and binding obligation of Stockholder and BESTFOOD enforceable against Stockholder and BESTFOOD in accordance with its terms except to the extent that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

3.02 Title to the BESTFOOD Shares. Stockholder is the owner of 100% of the issued and outstanding capital stock of BESTFOOD. Stockholder is not a party to or bound by any options, calls, voting agreements, contracts, or commitments of any character relating to any issued or unissued capital stock or any other equity security issued or to be issued by BESTFOOD. Stockholder owns the BESTFOOD Shares free and clear of any liens, pledges, encumbrances, charges, rights of first refusal, obligations or commitments to sell or other claims.

3.03 Organization and Authority of BESTFOOD. BESTFOOD is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority to carry on its business as presently conducted and to own or lease and to operate its properties. BESTFOOD is qualified to transact business as a foreign corporation in each jurisdiction wherein the failure to so qualify would have a material adverse effect on the business or financial condition of BESTFOOD. BESTFOOD has no subsidiaries.

3.04 Capitalization. The authorized capital stock of BESTFOOD consists of (i) 500,000,000 shares of Common Stock, par value $.00001, of which 40,000,000 shares (the "BESTFOOD Shares") are issued and outstanding on the date hereof. The BESTFOOD Shares have been duly authorized and are validly issued, fully paid and non-assessable. BESTFOOD is not a party to or bound by any options, calls, voting agreements, contracts, or commitments of any character relating to any issued or unissued capital stock or any other equity security issued or to be issued by BESTFOOD.

3.05 Consents and Approvals. No approval, order or consent of, filing or registration with or notice or payment to, any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of, or filing with or notice or payment to, any other person is required by or with respect to Stockholder or BESTFOOD in connection with the execution and delivery by Stockholder or BESTFOOD of this Agreement and the consummation and performance by each of them of the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by Stockholder and BESTFOOD of this Agreement in accordance with its terms and conditions will not (a) conflict with or result in the breach or violation of any of the terms or conditions of, or give rise to any acceleration of BESTFOOD’s obligations or constitute (or with notice or lapse of time or both would constitute) a default under (i) the Articles of Incorporation or by-laws of BESTFOOD (ii) any instrument, contract or other agreement by or to which Stockholder or BESTFOOD is a party or by or to which BESTFOOD’s assets or properties are bound or subject; (iii) any statute, law or regulation of any jurisdiction or any order, writ, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Stockholder, BESTFOOD or the assets or properties of BESTFOOD; or (iv) any license, franchise, approval, certificate, permit or authorization applicable to Stockholder or BESTFOOD or any of BESTFOOD’s assets; or (b) result in the creation of any lien, charge or encumbrance of any nature, upon the BESTFOOD Shares or assets or property of BESTFOOD.

3.06 Financial Statements. Attached hereto as Schedule 3.06 are copies of the balance sheet of BESTFOOD as at June 30, 2000, and the related statements of income and retained earnings and cash flows for the year then ended (collectively, the "Financial Statements). The Financial Statements of BESTFOOD shall be updated through the year ended December 31, 2000 and shall be audited by Grassano Accounting, P. A., independent auditors. Such Financial Statements will be prepared in accordance with generally accepted accounting principles consistently applied with prior periods (except as may be indicated therein or in the notes thereto) and fairly present the financial condition of BESTFOOD as of the date(s) thereof and the results of operations of BESTFOOD for the period(s) indicated.

3.07 Liabilities. BESTFOOD has not suffered or incurred any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, including without limitation, liabilities on account of taxes, other governmental charges or legal proceedings ("Liabilities") other than previously discharged Liabilities and (i) Liabilities fully and adequately reflected on the balance sheet included in the Financial Statements, (ii) those Liabilities, as of the date of the Financial Statements, that would not be required to be disclosed on the balance sheet included in the Financial Statements in accordance with generally accepted accounting principles. (iii) those Liabilities incurred since the date of the Financial Statements in the ordinary course of business consistent with past practice, and (iv) Liabilities disclosed pursuant to any section of this Agreement. Stockholder has no knowledge of any current or threatened circumstances, conditions, events or arrangements affecting specifically BESTFOOD, which may hereafter give rise to any Liabilities of BESTFOOD, except in the ordinary course of business consistent with past practice.

3.08 Litigation. There is no action, suit or proceeding pending or threatened, or any investigation, at law or in equity, before any arbitrator, court or other governmental authority, pending or threatened, nor any judgment, decree, injunction, award or order outstanding, against or any manner involving Stockholder or BESTFOOD or any of Stockholder's or BESTFOOD’s properties or rights which (i) could reasonably be expected to have an adverse effect upon the financial condition, results of operations, assets, properties or business of BESTFOOD, or (ii) could reasonably be expected to prevent the consummation of the transactions contemplated by this Agreement.

3.09 Taxes. BESTFOOD has filed or will file all tax returns that it is required to file, and has paid or will pay all taxes indicated on such returns for such periods which are due and payable as of the date hereof. All such tax returns were in all respects true, complete and correct and filed on a timely basis. None of the income tax returns filed by, on behalf of or with respect to BESTFOOD is currently the subject of an audit, and no notice of a planned audit has been received by or on behalf of Stockholder or BESTFOOD.

3.10 Compliance with Laws: Permits. BESTFOOD is in material compliance with, and its operations have been conducted in accordance with, all laws applicable to BESTFOOD.

3.11 Corporate Records. Stockholder and BESTFOOD have given VECTOR access to all the tax, accounting, corporate and financial books and records relating to the business of BESTFOOD. Such books and records have been maintained on a current basis, are true and complete and fairly reflect the financial condition and results of operations of BESTFOOD as of the dates thereof and the periods ended.

3.12 No Brokers. Neither Stockholder nor BESTFOOD is a party to any agreement pursuant to which BESTFOOD or VECTOR will become obligated to pay a commission to any person as a result of consummation of the transactions contemplated hereby.

Article IV

Representations and Warranties of VECTOR

VECTOR hereby represents and warrants to Stockholder and BESTFOOD as follows:

4.01 Legal Capacity of VECTOR.

(a) VECTOR has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. VECTOR has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by VECTOR and the consummation of the transactions contemplated hereby, does not violate or conflict with (i) any material terms of any organizational document or any instrument, contractual restriction or commitment of any kind or character to which VECTOR is a party or by which it is bound, or (ii) any requirement of law or any judgment, decree or order of any governmental or regulatory authority to which VECTOR is subject or by which VECTOR is or any of its assets or properties is bound.

(c) This Agreement has been duly and validly executed by VECTOR, and constitutes a valid and binding obligation of VECTOR enforceable against VECTOR in accordance with its terms except to the extent that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

4.02 Organization and Authority of VECTOR. VECTOR is a corporation duly organized, validly existing and in good standing under the laws of Nevada, its jurisdiction of organization, and has all requisite corporate power and authority to carry on its business as presently conducted and to own or lease and to operate its properties. VECTOR is qualified to transact business as a foreign corporation in each jurisdiction wherein the failure to so qualify would have a material adverse effect on the business or financial condition of VECTOR.

4.03 Capitalization. The authorized capital stock of VECTOR consists of 600,000,000 shares of Common Stock, $.001 par value, of which, 3,252,666 VECTOR Shares are issued and outstanding on the date hereof, inclusive of the 2,000,000 VECTOR Shares delivered to Stockholder prior to the execution of this Agreement as partial consideration. The VECTOR Shares issued and to be issued in connection with this Agreement have been duly authorized and, upon issuance as contemplated hereby, will be validly issued, fully paid and non-assessable.

4.04 Consents and Approvals. No approval, order or consent of, filing or registration with or notice or payment to, any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of, or filing with or notice or payment to, any other person is required by or with respect to VECTOR in connection with the execution and delivery by VECTOR of this Agreement and their consummation and performance of the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby by VECTOR of this Agreement in accordance with its terms and conditions will not (a) conflict with or result in the breach or violation of any of the terms or conditions of, or give rise to any acceleration of VECTOR's obligations or constitute (or with notice or lapse of time or both would constitute) a default under (i) the Articles of Incorporation or by-laws of VECTOR (ii) any instrument, contract or other agreement by or to which VECTOR is a party or by or to which VECTOR’s assets or properties are bound or subject; (iii) any statute, law or regulation of any jurisdiction or any order, writ, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, VECTOR or the assets or properties of VECTOR; or (iv) any license, franchise, approval, certificate, permit or authorization applicable to VECTOR or any of its assets; or (b) result in the creation of any lien, charge or encumbrance of any nature, upon the assets or property of VECTOR.

4.05 Financial Statements.

(a) The financial statements of VECTOR as at September 30, 2000, June 30, 2000, March 31, 2000, September 30, 1999, June 30, 1999 and March 31, 1999 have been filed as part of VECTOR’s quarterly reports on Form 10-QSB with the Securities and Exchange Commission (the "SEC") as have the financial statements as at December 31, 1999 and 1998 that have been filed with the SEC in VECTOR’s Annual Report on Form 10-KSB and the related statements of operations and stockholders' equity (deficit) and statements of cash flows for the respective periods (collectively, the "VECTOR Financial Statements").

(b) The VECTOR Financial Statements with respect to the years ended December 31, 1999 and 1998 have been (i) audited by Grassano Accounting, P A., independent auditors, as set forth in their opinion with respect thereto, and (ii) prepared in accordance with generally accepted accounting principles consistently applied with prior periods (except as may be indicated therein or in the notes thereto) and fairly present the financial condition of VECTOR as of the dates thereof and the results of operations of VECTOR for the periods indicated. The VECTOR Financial Statements for the interim periods referenced herein have been subject to a review by Grassano Accounting, P A., independent auditors and similarly have been prepared in accordance with generally accepted accounting principles consistently applied with prior periods (except as may be indicated therein or in the notes thereto) and fairly present the financial condition of VECTOR as of the dates thereof and the results of operations of VECTOR for the periods indicated.

4.06 Litigation. Except as disclosed in VECTOR’s Annual Report on Form 10-KSB/A for the year ended December 31, 1999, filed with the SEC on November 2, 2000, there is no action, suit or proceeding pending or threatened, or any investigation, at law or in equity, before any arbitrator, court or other governmental authority, pending or threatened, nor any judgment, decree, injunction, award or order outstanding, against or in any manner involving VECTOR or any of its properties or rights which (i) could reasonably be expected to have an adverse effect upon the financial condition, results of operations, assets, properties or business of VECTOR, or (ii) could reasonably be expected to prevent the consummation of the transactions contemplated by this Agreement.

4.07 Compliance with Laws Permits. Except as set forth on Schedule 4.07 hereto, VECTOR is in compliance with, and its operations have been conducted in accordance with, all laws applicable to VECTOR.

4.08 Taxes. VECTOR has filed and will file all tax returns that it is required to file, and has paid all taxes indicated on such returns for such periods which are due and payable as of the date hereof. VECTOR believes that all such tax returns were in all respects true, complete and correct and filed on a timely basis. None of the income tax returns filed by, on behalf of or with respect to VECTOR is currently the subject of an audit, and no notice of a planned audit has been received by or on behalf of VECTOR.

4.09 Corporate Records. VECTOR has given BESTFOOD and Stockholder access to all the tax, accounting, corporate and financial books and records relating to VECTOR. Such books and records have been maintained on a current basis, are true and complete and fairly reflect the financial condition and results of operations of VECTOR as of the dates thereof and the periods ended. The minute books of VECTOR contain complete and accurate records of all meetings and other corporate actions of its Board of Directors and shareholders and have been made available to BESTFOOD and Stockholder for review.

4.10 No Brokers. VECTOR is not a party to any agreement pursuant to which Stockholder or BESTFOOD will become obligated to pay a commission to any person as a result of consummation of the transactions contemplated hereby.

Article V

VECTOR Shares

In connection with his receipt of the VECTOR Shares, Stockholder hereby represents and Warrants to VECTOR as follows:

5.01 VECTOR Shares Not Registered. Stockholder understands that the VECTOR Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the laws of any state. The VECTOR Shares may not be sold, assigned, transferred or otherwise disposed of absent such registration or an available exemption therefrom.

5.02 Status of Stockholder. Stockholder has such knowledge and experience in financial and business matters that he is able to evaluate the risks and merits of his receipt of the VECTOR Shares in consideration for the BESTFOOD Shares. Stockholder understands that his acquisition of the VECTOR Shares is speculative and there is no assurance that the VECTOR Shares can be resold at a profit or at all. Stockholder also acknowledges that he is a control person of VECTOR.

5.03 Access to Information. Stockholder has been afforded the opportunity to review the books and records of VECTOR and to ask questions of, and receive responses from, management of VECTOR concerning its business and the transactions contemplated by this Agreement and Stockholder has reviewed the VECTOR Financial Statements and its Forms 10-QSB and Form 10-KSB referred to hereinabove.

5.04 Status of VECTOR. Stockholder acknowledges and understands that VECTOR has no existing business operations and that VECTOR will be dependent upon the business and operations of BESTFOOD in order to generate revenues and profits, if any.

Article VI

Indemnification

6.01 Indemnification by Stockholder. Stockholder hereby indemnifies and holds VECTOR harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by VECTOR and arising out of the breach of any representation or warranty of Stockholder or BESTFOOD hereunder, or Stockholder's or BESTFOOD’s failure to perform any covenant or obligation required to be performed by Stockholder or BESTFOOD hereunder.

6.02 Indemnification by VECTOR. VECTOR hereby indemnifies and holds Stockholder harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by Stockholder and arising out of the breach of any representation or warranty of VECTOR hereunder, or VECTOR's failure to perform any covenant or obligation required to be performed by VECTOR hereunder.

6.03 Time for Assertion. No party to this Agreement shall have any liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied hereunder, other than those arising under Section 3.09, unless notice of any such liability is provided on or before 12 months from the date hereof.

6.04 Limitations of Indemnification. Notwithstanding any conflicting or inconsistent provisions hereof, Stockholder shall not be liable in damages, indemnity or otherwise to VECTOR or BESTFOOD in respect of the inaccuracy or breach of any representations, warranties, covenants or agreements herein, other than those contained in Article V hereof, except to the extent that the damages to VECTOR or BESTFOOD, singularly or in the aggregate, exceed the sum of $10,000. Notwithstanding any conflicting or inconsistent provisions hereof, VECTOR shall not be liable in damages, indemnity or otherwise to Stockholder in respect to the inaccuracy or breach of any representations, warranties, covenants or agreements herein except to the extent that damages to Stockholder exceed, individually or in the aggregate, the sum of $10,000.

Article VII

Miscellaneous Provisions

7.01 Default. Should any patty to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or under applicable law.

7.02 Rights are Cumulative. The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power of right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power of right.

7.03 Waiver and Amendment. Neither this Agreement nor any provision hereof may be changed, waived, terminated or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, termination or discharge is sought.

7.04 Counsel. Each of the parties acknowledges that Thomas J. Craft, P.A. has acted as counsel to VECTOR in connection with the transactions contemplated by this Agreement, and that such firm and CR Capital Services Inc. has represented VECTOR in matters relating to the preparation and filing of VECTOR’s reports under the Securities Exchange Act of 1934 ("Exchange Act") in order for VECTOR to become current under the reporting requirements of the Exchange Act. Further, each of the parties to this Agreement acknowledge that Thomas J. Craft, P.A., as attorney and CR Capital Services Inc., assisted in the preparation of this Agreement between VECTOR, BESTFOOD and Stockholder. Each of the parties hereby waives any potential conflict of interest that may arise by reason of such representation and services. BESTFOOD and Stockholder hereby acknowledge that they have had the opportunity to engage counsel and have this Agreement and the transactions contemplated hereby reviewed by counsel of their choosing, and that no one has advised BESTFOOD or Stockholder to enter into this Agreement without the benefit of representation by counsel. Following the Effective Time, Thomas J. Craft, Jr., P.A. may continue to serve as counsel to VECTOR, BESTFOOD, and the Stockholder and the parties hereby waive any conflict of interest that may arise by reason of such representation.

7.05 Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made when served personally or when deposited in the United Sates mail, certified mail, return receipt requested, addressed, if to VECTOR, BESTFOOD or Stockholder at 120 NE 179th Street, Miami, Florida 33179, or at such other address as shall be designated by any party hereto in writing notice to the other party hereto delivered pursuant to this Paragraph.

7.06 Governing Law. This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Florida and venue shall lay in and for the 15th Judicial Circuit, Palm Beach County, FL and any and all actions to enforce the provisions of this Agreement, shall be brought in a court of competent jurisdiction in the State of Florida, 15th Judicial Circuit and in no other place.

7.07 Successors and Assigns. This Agreement shall be binding upon the parties and their successors and assigns and shall inure to the benefit of the other parties and successors and assigns.

7.08 Counterparts. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument.

7.09 Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to transactions contemplated hereby, and all prior understandings with respect thereto, whether written or oral, shall be of no force and effect.

7.10 Survival of Covenants, etc. All covenants, representations and warranties made herein shall survive the making of this Agreement and shall continue in full force and effect until the obligations of this Agreement have been fully satisfied.

7 11 Partial Invalidity. If any term of this Agreement shall be held to be invalid or unenforceable, such term shall be deemed to be severable and the validity of the other terms of this Agreement shall in no way be affected thereby.

7.12 Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

7.13 Tax-Free Transaction. Each of the parties to this Agreement agrees to refrain from taking any action that could reasonably be anticipated to jeopardize the tax-free treatment intended to be accorded to the transactions contemplated by this Agreement.

7.13 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall, be resolved by binding arbitration. The arbitration shall be heard before one Arbitrator selected in accordance with the rules of the American Arbitration Association ("AAA"), provided that the parties may conduct discovery in accordance with the Federal Rules of Civil Procedure as then in effect, and the arbitration shall otherwise be conducted in accordance with the rules of the AAA. Such arbitration shall be conducted in Palm Beach County, Florida, or if there are no AAA facilities available in Palm Beach County, then in Broward County, Florida. The decision of the arbitrator shall be in writing, dated and signed by the arbitrator and shall be final and binding upon the parties hereto and their respective shareholders, directors, successors and assigns. Judgment upon the award granted by the arbitrator may be entered in any court having jurisdiction thereof or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be. This Section shall not prevent VECTOR or Stockholder from seeking or obtaining any temporary or permanent restraining order or injunction or other equitable relief from a court of competent jurisdiction as set forth in Paragraph 7.06 above in the event of any breach or threatened breach of any obligation of the parties under this Agreement. The parties to any arbitration hereunder agree to submit for determination by the arbitrator, the amount of fees and expenses, including reasonable attorney's fees, to be borne by each party.

IN WITNESS WHEREOF, the undersigned have executed this Agreement the 3rd day of January 2001.

VECTOR HOLDINGS CORPORATION	BESTFOODONLINE.COM, INC.
By:/s/ Karl Schumer	By:/s/ Allen Weintraub

STOCKHOLDER
By:/s/ Allen Weintraub